 ===================================================================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

---------------------------------

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):September 16, 2002

Dillard's, Inc.

               ------------------------------------------------------------------------------------------
                              (Exact Name of Registrant as Specified in its Charter)

                                                 Delaware
               ------------------------------------------------------------------------------------------
                                  (State or Other Jurisdiction of Incorporation)

                             1-6140                                                         71-0388071
              -----------------------------------------------                 --------------------------------------
                    (Commission File Number)                                             (I.R.S. Employer
                                                                                        Identification No.)

                       1600 Cantrell Road
                      Little Rock, Arkansas                                                    72201
         ----------------------------------------------------                    --------------------------------------
              (Address of Principal Executive Offices)                                        (Zip Code)

                                                      (501) 376-5200
       --------------------------------------------------------------------------------------------------------------
                                          (Registrant's Telephone Number, Including Area Code)

       --------------------------------------------------------------------------------------------------------------
                                      (Former Name or Former Address, if Changed Since Last Report)

===================================================================================================================

Item 7. Exhibits

99.1     Statement Under Oath of Principal Executive Officer, dated September 16, 2002.

99.2     Statement Under Oath of Principal Financial Officer, dated September 16, 2002.

Item 9. Regulation FD Disclosure

On September 16, 2002, the Principal Executive Officer, William Dillard, II, and the Principal Financial Officer,
James I. Freeman, of Dillard's, Inc., submitted to the SEC sworn statements pursuant to Securities and Exchange
Commission Order No. 4-460.

A copy of each of these statements is filed hereto as an Exhibit.

                                                     SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DILLARD'S, INC.

DATED: 09/16/02                                    By:    /s/ Paul J. Schroeder, Jr.
                                                   Name:    Paul J. Schroeder, Jr.
                                                   Title:   Vice President, Secretary and General Counsel

                                                         -1-

                                                   EXHIBIT INDEX

Exhibit No.                Description

99.1          Statement Under Oath of Principal Executive Officer, dated September 16, 2002.

99.2          Statement Under Oath of Principal Financial Officer, dated September 16, 2002.